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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 28, 2004


        CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2004, providing for the issuance of the Mortgage Pass-Through Trust 2004-HYB3, Mortgage Pass-Through Certificates, Series 2004-HYB3).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


            Delaware                    333-109248                95-4449516
            --------                    ----------                ----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
        of Incorporation)              File Number)          Identification No.)



                   4500 Park Granada
                   Calabasas, California                 91302
                 -------------------------            ----------
                   (Address of Principal              (Zip Code)
                    Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

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Item 5.  Other Events.
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     On May 28, 2004, CWMBS, Inc. (the "Company") entered into a Pooling and
Servicing Agreement dated as of May 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Belvedere Trust Finance Corporation, as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-HYB3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of May 1, 2004, by and among the Company, the Seller, the Master Servicer and the Trustee.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CWMBS, INC.



                                  By: /s/ Darren Bigby
                                      ---------------------------------
                                      Darren Bigby
                                      Vice President



Dated:  August 20, 2004



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                                 Exhibit Index
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Exhibit                                                                  Page
-------                                                                  ----

99.1.      Pooling and Servicing Agreement,
           dated as of May 1, 2004, by
           and among, the Company, the Seller,
           the Master Servicer and the Trustee.                           6



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